EXHIBIT 10(a)

WEINICK
     SANDERS
        LEVENTHAL & CO., LLP
                                                                   1515 BROADWAY
                                                                  NEW YORK, N.Y.
                                                                     10036-5788
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                    CERTIFIED PUBLIC ACCOUNTANTS                    212-869-3333
                                                                FAX 212-764-3060
                                                                   WWW.WSLCO.COM






                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)








We consent to the use in Post-Effective Amendment No 1 to the Registration Statement of MedStrong International Corporation on Form SB-1 under the Securities Act of 1933 of our reports dated December 31, 2001, March 31, 2002 and June 30, 2002 and to the reference to our firm under the heading "Experts" in the Supplement Number One to Prospectus.







                                        /s/ WEINICK SANDERS LEVENTHAL & CO., LLP




New York, New York
August 26, 2001